CommScope NEXT Update Call April 8, 2021 Exhibit 99.2

Important information Caution Regarding Forward Looking Statements This presentation or any other oral or written statements made by us or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs and expectations of management, as well as assumptions made by, and information currently available to, such management and include, without limitation: statements related to the completion and timing of the proposed spin-off, the future performance of the Home Networks and remaining CommScope businesses on a stand-alone basis if the spin-off is completed; the outlook for Home Networks as a separate business if the spin-off is completed; the expected strategic, operational and competitive benefits of the proposed spin-off and the effect of the separation on CommScope and its stakeholders; and estimates of future sales, operating margin, cash flow, effective tax rate or other future operating performance or financial results. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive. These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the planned spin-off of the Home Networks business, including uncertainty regarding whether such transaction will be commenced or completed and the timing and value of such transaction; risks related to the potential separation of the Home Networks business; risks related to our ability to integrate and fully realize anticipated benefits from prior or future divestitures, acquisitions or equity investments (including the ARRIS acquisition); selling or discontinuing one or more of our product lines; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; the use of open standards; the long-term impact of climate change; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or a potential global trade war and potential changes to laws and policies as a result of a new administration in the United States, that may impact our products; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business including employees, sites, operations, customers and supply chain; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These and other factors are discussed in greater detail in our 2020 Annual Report on Form 10-K and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission. Although the information contained in this presentation represents our best judgment as of the date of this presentation based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this presentation, except as otherwise may be required by law. Use of Non-GAAP Financial Measures CommScope management believes that presenting certain non-GAAP financial measures enhances an investor’s understanding of our financial performance. In addition, CommScope management believes that these non-GAAP financial measures are useful in assessing CommScope’s operating performance from period to period by excluding certain items that we believe are not representative of our core business. Non-GAAP measures are not a substitute for GAAP measures and should be considered together with the GAAP financial measures.  As calculated, our non-GAAP measures may not be comparable to other similarly titled measures of other companies.

“We remain excited about CommScope’s potential, and with the core elements of our strategy intact, we are confident in our ability to deliver innovative solutions for network convergence for customers around the world.” Chuck Treadway President and Chief Executive Officer

CommScope NEXT

Driving growth that outpaces the market and optimizing business processes

Executing our Strategy to Unlock Shareholder Value

Profitable Growth

Double down on growth by allocating resources to key accounts and target vertical markets, clearing capacity constraints, exploring international expansion investments, enhancing channel relationships and adding critical technologies

Business Optimization

Laser focus on efficiency; eliminate non-value-added complexity and cost across business by streamlining duplicative systems and redundant processes

Portfolio Review

Evaluate health of full portfolio and dynamically reallocate capital where we have a winning value proposition, industry-leading technology and a clear path to growth and value creation

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© 2021 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.
COMMSCOPE®

TRANSACTION OVERVIEW Transaction Structure Distribution of 100% of Home Networks shares to CommScope shareholders Expected to be tax-free to U.S shareholders for U.S. federal income tax purposes Timing Transaction is expected to be completed by the end of the first quarter of 2022 There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed Expected Leadership CommScope (“RemainCo”) CEO: Chuck Treadway CFO: Alex Pease Home Networks (“SpinCo”) CEO: Joe Chow CFO: [To be announced] Key Closing Conditions Final approval of CommScope’s Board of Directors Effectiveness of a registration statement for the Home Networks company’s shares with the Securities and Exchange Commission © 2021 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Home Networks "SpinCo"

Expected to be an Industry Leader in Connected Home and Entertainment Solutions

Enhanced Strategic Focus	New business can pursue a **unique technology roadmap, growth-oriented go-to-market strategy and best-in-class manufacturing model** to better deliver home and consumer products
Simplified Operations	Creates a leading connected home solutions provider with an **optimized cost structure** and focused R&D and sales teams
Focused Capital Allocation	Increased **flexibility to focus R&D capital on innovation and growth** to accelerate the "Connected Home" vision; ability to expand investments to drive retail growth; creates distinct investment identity and investment thesis

Overview

Broadband CPE

- #1 provider of broadband CPE (NA)
- Provides gateways, modems and Wi-Fi routers to global service providers
- Well positioned to be a leader in the connected home, with clear near-term growth opportunities driven by a rapid expansion of the connected home

Video

- #1 global provider of Video CPE
- Deep relationships with top global Service Providers
- Ability to lead innovation of next-gen streaming devices and cloud enabled solutions

Retail

- Sells best-in-class Wi-Fi, mesh networks and modems through the top 3 global retailers (Amazon, Best Buy and Walmart)
- Opportunity to invest to drive market share growth in consumer Wi-Fi 6/6E and next-gen mesh network solutions

Products



Modems | Gateways | Home Networking



Set-tops | Streamers | Smart Media Devices



Modems | Gateways | Home Networking

SOFTWARE AND SERVICES

Spin-off can unlock strategic value and growth potential from the next wave of Home architecture evolution

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© 2021 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

CommScope "RemainCo"

A Global Leader in Communication and Entertainment Infrastructure Solutions with Enhanced Growth & Margins

Enhanced Strategic Focus	Enhanced **exposure to key growth tailwinds**, greater **opportunity for margin expansion** and heightened focus on providing market-leading solutions in wireless communications, broadband delivery and enterprise networking
Simplified Operations	**Reduces complexity**, allowing for more **focus on the core elements of the portfolio**; poised to benefit from emerging wave of network infrastructure investment
Focused Capital Allocation	**Greater flexibility to invest** in emerging areas of technology disruption like cloud, software, analytics, etc.; **distinct investment identity and thesis**

Overview

Venue & Campus

- Public and private networks for campuses, venues, data centers, and buildings
- Key Tailwinds: indoor coverage, private networks, 5G venue upgrades, cloud/multi-tenant datacenter

Broadband

- Serves telco and cable provider broadband market as leading equipment manufacturer
- Key Tailwinds: DOCSIS 4.0 10G, rural fiber connectivity, multi-gigabit XGSPON, hardened connectivity

Outdoor Wireless

- Targets Macro and Metro Cell businesses, innovative 5G solutions
- Key Tailwinds: 5G network deployment and tower upgrades, metro densification

Company Status	CommScope prior to separation FY'20 Financials	CommScope ("RemainCo") [1] FY'20 Financials
Sales	$8.4bn	$6.1bn
Gross Margin	33%	39%
Non-GAAP Adj. EBITDA / as a % of sales[2]	$1.2bn / 14%	$1.1bn / 18%

CommScope prior to separation: Venue & Campus, Broadband, Outdoor Wireless, Home Networks


23%
34%
15%
28%

CommScope ("RemainCo"): Venue & Campus, Broadband, Outdoor Wireless


32%
48%
20%

1) All dollar amounts and percentages represent the business segments as historically operated by CommScope. The ultimate definition of the "RemainCo" businesses may vary and future results may differ materially.

2) See appendix for reconciliation of non-GAAP adjusted measures.

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© 2021 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

COMMSCOPE

CommScope NEXT Taking Actions to Strengthen CommScope Spin-off of Home Networks Currently expected to be executed through a tax-free spin-off to CommScope shareholders to form a new and independent publicly traded Home Networks company Creates a leading connected home solutions provider, enabling an accelerated pace of innovation toward a “Connected Home” vision of the future Significant Cost Reductions Cost reduction actions will drive meaningful operating expense savings Cost actions are expected to, at a minimum, offset the Non-GAAP Adjusted EBITDA impact of spinning off the Home Networks business Provides additional financial flexibility to invest in growth areas CommScope NEXT CommScope NEXT is an ongoing transformation for future success Post-spin CommScope positioned to drive higher profitability, growth and shareholder value © 2021 CommScope, Inc. All rights reserved. | CommScope, ARRIS and the ARRIS logo are trademarks of CommScope, Inc. and/or its affiliates. All other trademarks are the property of their respective owners.

Q&A CommScope NEXT Update Call

Appendix

Adjusted EBITDA Reconciliation

Adjusted EBITDA Reconciliation by Segment for “RemainCo”